UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2021

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Cannabis Growth Fund

(Investor Class: CANNX)

(Class I: CANIX)

ANNUAL REPORT

January 31, 2021

Cannabis Growth Fund

A series of Investment Managers Series Trust II

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Supplemental Information	23
Expense Example	28

This report and the financial statements contained herein are provided for the general information of the shareholders of the Cannabis Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.cannabisgrowthfunds.com

Dear Fellow Shareholders,

Thank you again for your investment in the Fund. We greatly appreciate the trust you have placed in us to help you navigate this new and emerging industry.

For the period February 1, 2020 through January 31, 2021 the Cannabis Growth Fund – Investor Class (CANNX) was up 56.17% compared to the Fund’s benchmark, the Cannabis World Index, which was down -0.33%. The Cannabis World Index measures the performance of exchange traded equity securities of companies that are engaged exclusively in legal cannabis activities under applicable national and local laws, including U.S. federal and state laws. The Cannabis Growth Fund outperformed the index by a massive margin during the period. The Fund also considers the S&P 500 Index as another benchmark which returned 17.25% during the period.

Performance Review

2020 was one for the history books across the entire stock market. The S&P 500 dropped 30% in March during the pandemic breakout. The Cannabis Growth Fund fell dramatically during this period due to uncertainty from the COVID-19 outbreak. At one-point last year the Fund was down over 40% and rallied over 170% from the lows set back in March to finish up 19.83% for 2020. The fund outperformed the Cannabis World Index by 42.47% in 2020. Our active approach has delivered significant outperformance not only last year but since inception as well. While performance was solid in 2020, we continue to build on our efforts to deliver strong relative performance vs our peers and benchmarks.

For the review period, a good portion of the Fund’s holdings were profitable and we did have a lot of success managing risk for our shareholders by cutting positions that didn’t meet our investment criteria.

In 2020, one of our favorite companies, Aphria, continued to deliver stronger than expected results. The company has gained market share in Canada and is now the #1 selling cannabis brand in Canada. Aphria’s management team has done an excellent job building their brands and expanding their product line not only in Canada but internationally as well.

Aprhia recently announced they will be merging with Tilray, creating one of the largest cannabis companies in the world. When the two companies merge, they will be the largest cannabis company by revenue generating $874 million based on the last 12 months revenue. We think this deal will be very beneficial for the two companies as cost saving synergies will be realized once the companies merge. Another position that drove significant outperformance for the Fund was our position in the AdvisorShares Pure US Cannabis ETF (“MSOS”). We are utilizing the tools that we have available to us to gain exposure to the biggest cannabis market in the world, the United States.

Our strategy is to be tactical while managing risk for our clients as best as possible which has been extremely difficult in the current cannabis environment. Price swings in both directions have been volatile, but we continue to take advantage for the long-term when selloffs do occur in the sector.

On the other hand, we had a handful of trades that didn’t work out so well, but we either reduced the position size or completely sold out of the position to manage risk for our clients.

Medipharm Labs was a company that we had strong conviction on coming in to 2020 but the management team did an extremely poor job last year. With rising inventory levels across the industry, this hit the extraction companies very hard. Also, Medipharm Labs did not execute by adding more extraction partners. We sold out of the position in the summer of last year thankfully as the stock continued to go down in value even after we sold it. Another company that failed to execute in 2020 was Charlotte’s Web. Charlotte’s Web was impacted on multiple fronts from collapsing CBD prices in the United States as well as major competition from an array of new product entries in the U.S. We always continue to monitor companies that we either sold or trimmed to see if there are significant changes to turn the business around and that might meet our investment criteria again in the future.

Why Did Global Cannabis Stocks Rally at the End of 2020?

Global cannabis stocks surged higher in the 4th quarter after the 2020 election. The 2020 election was critical to the legalization efforts here in the United States. Now that Joe Biden/Kamala Harris have been elected, there seems to be a push for cannabis reform at a federal level. The democrats also took control of the House and Senate which gives them ultimate control to accelerate any legalization bills that come to the table in the future. Also, four states legalized adult use cannabis in November 2020. New York also seems on a path to legalize cannabis as well in 2021. Even if we don’t get any bills at the federal level, there is a tremendous amount of momentum in the cannabis space at the state level that will significantly drive the growth for American cannabis businesses.

Same Old Issues for Canada:

Canada is still struggling compared to its friends south of the boarder. Access to cannabis is still a major issue as more stores are needed across the entire country. Also, there is still significant oversupply of dried cannabis that will continue to lead to pricing pressures across the industry. The combination of indoor grow space with the addition of significant outdoor grow space could put major pressure on margins in Canada. International cannabis sales are still quite muted but are starting to show signs of life. Over 40 countries have legalized some form of cannabis and Germany remains the largest market outside of North America.

Fund Positioning for 2021

As of January 31st, 2021, the Fund had 10 holdings. This is a very concentrated portfolio as we are focusing on a core group of companies we believe possess the key criteria for success in the ever-changing environment. The Fund maintained a large position in MSOS which allows us to gain access to the U.S. market. We believe the U.S. market has the largest opportunity for our investors over the long term.

The Fund is focusing on companies that are producing unique products and are positioned to be successful in Canada and eventually the U.S. There is a lot of excitement surrounding CBD (cannabidiol) only and CBD and THC combined cannabis beverages. Currently, this is a very small market in the U.S and Canada but has the potential to be a very sought-after product in both countries. We are keeping a close eye on this development.

The Fund favors companies that are taking a conservative approach to furthering the size and scale of their grow operations. Current projections show the market as being fully supplied. We are favoring cash rich companies that may be able to take advantage of companies that start to default and whose assets become distressed. There may be an opportunity for these cash rich companies to pick up those distressed assets at a discounted price.

Another key factor that is very important to our process currently is profitability. We are very excited to see that some of our portfolio companies are profitable and many of them are not far behind as we progress in 2021.

Product branding and distribution will be extremely important. What brands will lead the way, and which will the consumer choose? Brand dominance is still in its early stages and yet to be determined, but the Fund is actively focusing on those companies that are producing and selling the most sought-after brands. We have already started to see the demand for some brands far exceed others.

Lastly, we are very bullish on the science of cannabis as there is still a lot to learn. We have exposure to biotechnology companies using cannabis medicinally to combat specific diseases and ailments. This remains a very exciting segment of the cannabis industry. One of our portfolio companies, GW Pharmaceuticals, announced they will be acquired by Jazz Pharmaceuticals. This is monumental for the industry as pharmaceutical/biotechnology companies are starting to realize the power of cannabis as a treatment of specific ailments. We think we are still in the early innings of the global cannabis boom. As more states legalize here in the United States and more countries open up, we think there is a significant pathway for growth for the next decade.

Finally, during the pandemic, Foothill Capital Management, LLC has successfully implemented our Business Continuity Plan to ensure delivery of outstanding service to our clients and shareholders. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment and principal will fluctuate so that investors shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-885-0588.

The views in this letter were as of 1/31/2021 and may not necessarily reflect the same views on the date this letter was first published or any time thereafter. These views are intended to help a shareholder in understanding the Fund’s investment methodology and do not constitute investment advice.

Cannabis Growth Fund

FUND PERFORMANCE at January 31, 2021 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Investor Class shares with a similar investment in the Cannabis World Index and the S&P 500 Index during the periods shown. The performance graph above is shown for the Fund’s Investor Class shares. Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Cannabis World Index measures the performance of exchange traded equity securities of companies that are engaged exclusively in legal cannabis activities under applicable national and local laws, including U.S. federal and state laws. The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of January 31, 2021	1 Year	Since Inception	Inception Date
Class I*	55.25%	-12.91%	05/24/19
Investor Class	56.17%	-12.66%	02/22/19
Cannabis World Index	-0.33%	-35.53%	02/22/19
S&P 500 Index	17.25%	18.02%	02/22/19

*	Effective August 25, 2020, Institutional Class Shares were re-designated as Class I Shares. The performance figures for Class I include the performance for Investor Class for the periods prior to the start date of Institutional Class.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 885-0588.

Gross and net expense ratios for Investor Class shares were 27.38% and 1.37%, respectively, and for Class I shares were 27.13% and 1.12%, respectively, which were the amounts stated in the current prospectus dated June 1, 2020. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.35% and 1.10% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until May 31, 2030, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Cannabis Growth Fund

FUND PERFORMANCE at January 31, 2021 (Unaudited) – Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 60 days of purchase will be charged a redemption fee of 1.00%.

Cannabis Growth Fund

SCHEDULE OF INVESTMENTS

As of January 31, 2021

Number of Shares		Value
	COMMON STOCKS — 63.6%
	AGRICULTURAL PRODUCER — 10.5%
36,400	Village Farms International, Inc.*	$430,248
	BIOTECHNOLOGY — 4.1%
1,100	GW Pharmaceuticals PLC - ADR*	167,717
	PHARMACEUTICAL — 39.0%
37,500	Aphria, Inc.*	456,750
16,100	Canopy Growth Corp.*	645,127
32,000	Cronos Group, Inc.*	331,200
9,100	Tilray, Inc.*,1	164,710
		1,597,787
	REIT — 4.3%
950	Innovative Industrial Properties, Inc. - REIT	177,764
	RETAIL — 5.7%
100,000	Fire & Flower Holdings Corp.*	62,559
3,900	GrowGeneration Corp.*	168,441
		231,000
	TOTAL COMMON STOCKS
	(Cost $1,630,494)	2,604,516
	INVESTMENT COMPANIES / ETFS — 34.7%
	HEALTHCARE — 34.7%
33,950	AdvisorShares Pure U.S. Cannabis ETF *,1	1,418,770
	TOTAL INVESTMENT COMPANIES / ETFS
	(Cost $991,025)	1,418,770
	SHORT-TERM INVESTMENTS — 39.1%
1,600,500	BlackRock FedFund- Institutional Shares, 0.01%[2,3]	1,600,500
940	Fidelity Investments Money Market Funds - Treasury Portfolio- Class I, 0.01%[3]	940
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,601,440)	1,601,440
	TOTAL INVESTMENTS — 137.4%
	(Cost $4,222,959)	5,624,726
	Liabilities in Excess of Other Assets — (37.4)%	(1,531,647)
	TOTAL NET ASSETS — 100.0%	$4,093,079

ADR – American Depository Receipt

ETF – Exchange-Traded Fund

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.

See accompanying Notes to Financial Statements.

Cannabis Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of January 31, 2021

[1]	All or a portion of shares are on loan. Total loaned securities had a fair value of $1,518,280 at January 31, 2021.
[2]	Investments purchased with cash proceeds from securities lending. Total collateral had a fair value of $1,600,500 at January 31, 2021, which represents 39.10% of Net Assets.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Cannabis Growth Fund

SUMMARY OF INVESTMENTS

As of January 31, 2021

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Pharmaceutical	39.0%
Agricultural Producer	10.5%
Retail	5.7%
REIT	4.3%
Biotechnology	4.1%
Total Common Stocks	63.6%
Investment Companies / ETFs
Healthcare	34.7%
Short-Term Investments	39.1%
Total Investments	137.4%
Liabilities in Excess of Other Assets	(37.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Cannabis Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of January 31, 2021

Assets:
Investments, at value (cost $4,222,959)	$5,624,726	[1]
Receivables:
Investment securities sold	59,072
Fund shares sold	20,500
Due from Advisor	17,837
Dividends and interest	1
Prepaid expenses	22,463
Securities lending income	1,130
Total assets	5,745,729

Liabilities:
Payables:
Collateral due to broker for securities loaned	1,600,500
Fund shares redeemed	4,226
Shareholder Servicing fees (Note 7)	499
Distribution fees (Note 8)	368
Fund administration and accounting fees	3,430
Transfer agent fees and expenses	2,655
Custody fees	3,881
Auditing fees	14,953
Deferred trustees' compensation (Note 3)	7,649
Legal fees	5,421
Chief Compliance Officer fees	2,646
Trustees' fees and expenses	279
Accrued other expenses	6,143
Total liabilities	1,652,650

Net Assets	$4,093,079

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$3,733,536
Total distributable earnings	359,543
Net Assets	$4,093,079

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$2,055,899
Shares of beneficial interest issued and outstanding	274,714
Redemption price	$7.48

Class I Shares [2]:
Net assets applicable to shares outstanding	$2,037,180
Shares of beneficial interest issued and outstanding	274,770
Redemption price	$7.41

[1]	Includes securities on loan of $1,518,280 (see Note 2).
[2]	Effective August 25, 2020, Institutional Class Shares were re-designated as Class I Shares.

See accompanying Notes to Financial Statements.

Cannabis Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2021

Investment Income:
Dividends	$9,065
Interest	85
Securities lending income	42,451
Total investment income	51,601

Expenses:
Advisory fees	16,085
Shareholder Servicing fees (Note 7)	1,222
Distribution fees (Note 8)	2,048
Fund administration and accounting fees	51,505
Transfer agent fees and expenses	25,458
Custody fees	11,938
Registration fees	48,700
Legal fees	40,103
Auditing fees	14,999
Chief Compliance Officer fees	13,948
Trustees' fees and expenses	13,784
Miscellaneous	10,901
Shareholder reporting fees	9,393
Offering costs	6,647
Insurance fees	30

Total expenses	266,761
Advisory fees waived	(15,434)
Other expenses absorbed	(223,277)
Fees paid indirectly (Note 3)	(5,184)
Affiliated fund fee waived (Note 3)	(651)
Net expenses	22,215
Net investment income	29,386

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(529,178)
Purchased options contracts	(16,154)
Foreign currency transactions	383
Net realized loss	(544,949)
Net change in unrealized appreciation/depreciation on:
Investments	1,892,331
Purchased options contracts	1,781
Net change in unrealized appreciation/depreciation	1,894,112
Net realized and unrealized gain	1,349,163

Net Increase in Net Assets from Operations	$1,378,549

See accompanying Notes to Financial Statements.

Cannabis Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the	February 22, 2019*
	Year Ended	through
	January 31, 2021	January 31, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$29,386	$13,930
Net realized loss on investments, purchased options, and foreign currency	(544,949)	(481,571)
Net change in unrealized appreciation/depreciation on investments, and purchased options	1,894,112	(492,345)
Net increase (decrease) in net assets resulting from operations	1,378,549	(959,986)

Distributions to Shareholders:
Distributions:
Investor Class	(19,852)	(8,309)
Class I1	(26,099)	(11,299)
Total distributions to shareholders	(45,951)	(19,608)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	2,676,081	2,545,554
Class I1	1,086,530	1,349,975
Reinvestment of distributions:
Investor Class	19,814	8,093
Class I1	25,215	10,937
Cost of shares redeemed:
Investor Class[2]	(1,794,368)	(1,580,527)
Class I1,3	(591,651)	(15,578)
Net increase in net assets from capital transactions	1,421,621	2,318,454

Total increase in net assets	2,754,219	1,338,860

Net Assets:
Beginning of period	1,338,860	-
End of period	$4,093,079	$1,338,860

Capital Share Transactions:
Shares sold:
Investor Class	470,409	327,263
Class I1	245,036	159,951
Shares reinvested:
Investor Class	3,375	1,756
Class I1	4,333	2,378
Shares redeemed:
Investor Class	(315,390)	(212,699)
Class I1	(134,279)	(2,649)
Net increase from capital share transactions	273,484	276,000

*	Commencement of operations.
[1]	Effective August 25, 2020, Institutional Class Shares were re-designated as Class I Shares.
[2]	Net of redemption fee proceeds of $6,770 and $984, respectively.
[3]	Net of redemption fee proceeds of $274 and $155, respectively.

See accompanying Notes to Financial Statements.

Cannabis Growth Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended January 31, 2021	For the Period February 22, 2019* through January 31, 2020
Net asset value, beginning of period	$4.86	$10.00
Income from Investment Operations:
Net investment income [1]	0.07	0.04
Net realized and unrealized loss	2.60	(5.13)
Total from investment operations	2.67	(5.09)

Less Distributions:
From net investment income	(0.09)	(0.06)
From net realized gain	-	-
Total distributions	(0.09)	(0.06)

Redemption fee proceeds	0.04	0.01

Net asset value, end of period	$7.48	$4.86

Total return[2]	56.17%	(50.76	)% [3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,056	$565

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	14.24%	27.36	% [4]
After fees waived and expenses absorbed	1.32%	1.35	% [4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(11.51)%	(25.45	)% [4]
After fees waived and expenses absorbed	1.41%	0.56	% [4]

Portfolio turnover rate	177%	54	% [3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Cannabis Growth Fund
FINANCIAL HIGHLIGHTS
Class I6

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended January 31, 2021	For the Period May 24, 2019* through January 31, 2020
Net asset value, beginning of period	$4.85	$9.66
Income from Investment Operations:
Net investment income [1]	0.08	0.08
Net realized and unrealized loss	2.57	(4.82)
Total from investment operations	2.65	(4.74)

Less Distributions:
From net investment income	(0.09)	(0.07)
From net realized gain	-	-
Total distributions	(0.09)	(0.07)

Redemption fee proceeds	- [2]	-	[2]

Net asset value, end of period	$7.41	$4.85

Total return [3]	55.25%	(49.00	)% [4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,037	$774

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	13.99%	28.80	% [5]
After fees waived and expenses absorbed	1.07%	1.10	% [5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(11.26)%	(25.91	)% [5]
After fees waived and expenses absorbed	1.66%	1.79	% [5]

Portfolio turnover rate	177%	54	% [4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Effective August 25, 2020, Institutional Class Shares were re-designated as Class I Shares.

See accompanying Notes to Financial Statements.

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2021

Note 1 – Organization

The Cannabis Growth Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on February 22, 2019, with Investor Class. Institutional Class commenced investment operations at a later date, May 24, 2019. Effective August 25, 2020, Institutional Class Shares were re-designated as Class I Shares.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2021

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Options

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(d) Securities Lending

The Fund has entered into a securities lending agreement with BMO Harris Bank N.A. (“BMO”). The Fund may lend up to 33 1/3% of its total assets requiring that the loan be continuously collateralized by cash or other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“Government Securities”) at all times equal to at least 102% (105% for foreign securities) of the market value on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted so that the market value of the collateral is not less than the initial margin requirement. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investments of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations.

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2021

As of January 31, 2021, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities Loaned	Value of Collateral*
$ 1,518,280	$ 1,600,500

*	The Fund received cash collateral, which was subsequently invested in money market funds as reported in the Schedule of Investments.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually, typically in December. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Foothill Capital Management, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85% of the Fund’s average daily net assets. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.35% and 1.10% of the average daily net assets of Investor Class shares and Class I shares of the Fund, respectively. This agreement is in effect until May 31, 2030, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended January 31, 2021, the Advisor waived its advisory fees and absorbed other expenses totaling $238,711. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At January 31, 2021, the amount of these potentially recoverable expenses was $558,852. The Advisor may recapture all or a portion of these amounts no later than the years stated below:

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2021

2022	$288,835
2023	249,528
2024	20,489
Total	$558,852

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended January 31, 2021, are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended January 31, 2021, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations. A portion of the fees were paid by the Trust’s Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended January 31, 2021, are reported on the Statement of Operations.

Prior to October 26, 2020, the Advisor served as co-advisor to AXS All Terrain Opportunity Fund (formerly All Terrain Opportunity Fund), it has voluntarily agreed to waive its advisory fee payable by the Fund equal to the amount of the advisory fee payable on the Fund’s assets invested in AXS All Terrain Opportunity Fund. Such amount of advisory fee waived is reported under “Affiliated fund fee waived” on the Statement of Operations.

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2021

Note 4 – Federal Income Taxes

At January 31, 2021, the cost of investments on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$4,376,743
Gross unrealized appreciation	1,328,268
Gross unrealized depreciation	(80,285)
Net unrealized appreciation (depreciation) on investments	$1,247,983

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended January 31, 2021, there were no permanent differences in book and tax accounting.

As of January 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$52,008
Undistributed long-term capital gains	-
Accumulated earnings	52,008

Accumulated capital and other losses	(932,799)
Unrealized appreciation (depreciation) on investments	1,247,983
Unrealized deferred compensation	(7,649)
Total accumulated earnings (deficit)	$359,543

The tax character of distributions paid for the year ended January 31, 2021, and during the period February 22, 2019 (commencement of operations) through January 31, 2020 were as follows:

	For the Year Ended January 31, 2021	For the Period February 22, 2019 through January 31, 2020
Distributions paid from:
Ordinary income	$45,951	$19,608
Net long-term capital gains	-	-
Total taxable distributions	$45,951	$19,608

As of January 31, 2021, the Fund had a short-term capital loss carryover of $630,797, and a long-term capital loss carryover of $302,002, which reduces the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2021

Note 5 – Redemption Fee

The Fund imposes a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the year ended January 31, 2021, and during the period February 22, 2019 (commencement of operations) through January 31, 2020, the Fund received $7,044 and $1,139, respectively.

Note 6 - Investment Transactions

For the year ended January 31, 2021, purchases and sales of investments, excluding short-term investments were $4,808,155 and $3,385,588, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets attributable to both Investor and Class I shares to shareholder servicing agents who provide administrative and support services to their customers.

For the year ended January 31, 2021, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. For Investor Class shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. The Class I does not pay any distribution fees.

For the year ended January 31, 2021, distribution fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2021

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of January 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stock[1]	$2,604,516	$-	$-	$2,604,516
Investment Companies/ETFs	1,418,770	-	-	1,418,770
Short-Term Investments	1,601,440	-	-	1,601,440
Total Investments	$5,624,726	$-	$-	$5,624,726

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or 3 securities at period end.

Note 11 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts for the year ended January 31, 2021.

Cannabis Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

January 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended January 31, 2021, are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(16,154)	$-
Total	$(16,154)	$-

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$1,781	$-	$1,781
Total	$1,781	$-	$1,781

The quarterly average volumes of derivative instruments as of January 31, 2021, are as follows:

Derivative	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	$3,750

Note 12 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Cannabis Growth Fund and

the Board of Trustees of

Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Cannabis Growth Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period February 22, 2019 (commencement of operations) through January 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period February 22, 2019 through January 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 30, 2021

Cannabis Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 885-0588. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	1	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	1	Investment Managers Series Trust, a registered investment company (includes 58 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

Cannabis Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	1	Investment Managers Series Trust, a registered investment company (includes 58 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

Cannabis Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	1

Cliffwater Corporate Lending Fund, a registered investment company; Agility Multi-Asset Income Fund, a closed-end investment company; Corbin Multi-Strategy Fund, a closed-end investment company; Aspiriant Risk-Managed Real Asset Fund, a closed-end investment company; Aspiriant Risk-Managed Capital Appreciation Fund, a closed-end investment company; Infinity Core Alternative Fund, a closed-end investment company; Infinity Long/Short Equity Fund, LLC, a closed-end investment company; Keystone Private Income Fund, a closed-end investment company; Relative Value Fund, a closed-end investment company; Variant Alternative Income Fund, a closed-end investment company.

Cannabis Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management

(2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 19 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Cannabis Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on October 19-20, 2020 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the Cannabis Growth Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Foothill Capital Management, LLC, the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from December 1, 2019, through July 31, 2020 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions);
•	An overview of market liquidity for the Fund during the Program Reporting Period;
•	The Fund’s ability to meet redemption requests;
•	The Fund’s cash management;
•	The Fund’s borrowing activity, if any, in order to meet redemption requests;
•	The Fund’s compliance with the 15% limit of illiquid investments; and
•	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Cannabis Growth Fund

EXPENSE EXAMPLE

For the Six Months Ended January 31, 2021 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2020 to January 31, 2021.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 8/1/20	Ending Account Value 1/31/21	Expenses Paid During Period 8/1/20 – 1/31/21*
Investor Class
Actual Performance	$ 1,000.00	$ 1,790.10	$ 9.25
Hypothetical (5% annual return before expenses)	1,000.00	1,018.51	6.69
Class I**
Actual Performance	1,000.00	1,788.60	7.48
Hypothetical (5% annual return before expenses)	1,000.00	1,019.77	5.42

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32% and 1.07% for Investor Class and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
**	Effective August 25, 2020, Institutional Class Shares were re-designated as Class I Shares.

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Cannabis Growth Fund

A series of Investment Managers Series Trust II

Investment Advisor

Foothill Capital Management, LLC

740 River Road, Suite 208
Fair Haven, New Jersey 07704

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Cannabis Growth Fund – Investor Class	CANNX	46141T 570
Cannabis Growth Fund – Class I	CANIX	46141T 547

Privacy Principles of the Cannabis Growth Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Cannabis Growth Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 885-0588 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (888) 885-0588 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 885-0588.

Cannabis Growth Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 885-0588

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 885-0588.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader. The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 1/31/2021	FYE 1/31/2020
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 1/31/2021	FYE 1/31/2020
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 1/31/2021	FYE 1/31/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	4/9/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	4/9/2021

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	4/9/2021